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                                                                    EXHIBIT 23.4

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the use in this Amendment No. 1 to the Registration Statement on Form S-11 of our report dated March 10, 2005 relating to the financial statements of Behringer Harvard Opportunity REIT I, Inc., which appear in such Registration Statement. We also consent to the references to us under the heading "Experts" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP


Dallas, Texas
March 28, 2005